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Global
Entertainment
Media

Gabelli
Global Interactive
Couch Potato(R) Fund

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1998

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Global
Entertainment
Media

Third Quarter Report - September 30, 1998
The Gabelli Global Interactive Couch Potato(R) Fund

                                                                 [PHOTO OMITTED]

                                                                 Marc J. Gabelli

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             Morningstar rated The Gabelli Global Interactive Couch
                   Potato(R) Fund 4 stars overall and for the
                      three year period ended 9/30/98 among
                           2678 domestic equity funds.
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                                 #1 Global Fund!
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                     (as ranked by Lipper Analytical Services
                      based on one year performance through
                        9/30/98 among 195 global funds).
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To Our Shareholders,

      In the third quarter of 1998, multimedia stocks held up relatively well in the broad-based global market decline. Buoyed by deregulation and ongoing consolidation in the industry, on average, our U.S. and European telecommunications and cable television holdings posted more than respectable gains. Returns from entertainment software companies were mixed, while broadcasters, music recorders and publishers generally disappointed. Advertising supported media chilled as concern over a profit recession in 1999 and a related cutback in advertising developed.

Investment Performance

      For the third quarter ended September 30, 1998, The Gabelli Global Interactive Couch Potato(R) Fund's (the "Fund") net asset value declined 12.8%. The Lipper Analytical Services Global Fund Average declined 14.7% over the same period. The average is an unmanaged indicator of investment performance. Over the trailing twelve month period, the Fund was up 17.8%. The Lipper Global Fund Average declined 7.6% over the same twelve month period. Since inception on February 7, 1994 through September 30, 1998, the Fund has a total return of 104.6%, which equates to an average annual return of 16.7%.

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Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the last 10% receive one star. Lipper Analytical Services ranked The Gabelli Global Interactive Couch Potato(R) Fund 6 among 136 global funds for the three year period ended September 30, 1998. Lipper rankings are based upon 12 month total returns at NAV.

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                          Interactive Couch Potato(R)

Interactive   (in' ter ak'  tiv)    Having the capacity for communication flow
                                    in each direction.*

Couch         (kouch)               An appellation for the heavy user of
                                    television, depicted in the metaphor
Potato        (po ta' to)           as plopped before the television set
              (pe ta' to)           like a vegetable with eyes. The term was
                                    coined in the early 1980s by a group of Baby
                                    Boomers in the San Francisco area who
                                    playfully glorified their addiction to the tube. Calling themselves The Couch Potatoes, they formed a national club and published a hilarious newsletter in the couch potato lifestyle containing bizarre recipes for that vital companion to the TV set, the toaster oven. After a burst of enlistments, the club quietly disappeared. All that remains today is the metaphor, and its current use tends to be more pejorative than self-mocking or affectionate.*

*Source: NTC Mass Media Directory.
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INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                             Quarter
                              -------------------------------------
                                1st       2nd        3rd       4th       Year
                                ---       ---        ---       ---       ----
1998:  Net Asset Value ....   $16.45    $17.39    $ 15.17        --        --
       Total Return .......    15.2%      5.7%     (12.8)%       --        --
--------------------------------------------------------------------------------
1997:  Net Asset Value ....   $11.79    $13.72    $ 15.02    $14.28    $14.28
       Total Return .......     0.3%     16.4%       9.5%     10.9%     41.7%
--------------------------------------------------------------------------------
1996:  Net Asset Value ....   $12.57    $13.40    $ 13.22    $11.75    $11.75
       Total Return .......     7.3%      6.6%      (1.3)%    (0.3)%    12.5%
--------------------------------------------------------------------------------
1995:  Net Asset Value ....   $10.62    $11.28    $ 12.30    $11.72    $11.72
       Total Return .......     3.6%      6.2%       9.0%     (1.8)%    17.9%
--------------------------------------------------------------------------------
1994:  Net Asset Value ....   $ 9.90    $ 9.97    $ 10.54    $10.25    $10.25
       Total Return .......    (1.0)%(b)  0.7%       5.7%     (2.8)%     2.5%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Average Annual Returns - September 30, 1998 (a)
                -----------------------------------------------
                1 Year................................... 17.8%
                3 Year................................... 18.5%
                Life of Fund (b)......................... 16.7%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                 Rate Per Share              Reinvestment Price
-----------------                 --------------              ------------------
December 31, 1997                     $2.370                        $14.28
December 31, 1996                     $1.436                        $11.75
December 29, 1995                     $0.363                        $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 7, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Portfolio Structure

      As we have indicated in past discussions, the Interactive Couch Potato's(R) investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The accompanying chart depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of September 30, 1998.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/98

   [THE FOLLOWING TABLES WERE DEPICTED AS PIE CHARTS IN THE PRINTED MATERIAL.]

                     United States                     73.9%
                     Cash                              10.8%
                     Europe                            10.1%
                     Canada                             2.7%
                     Australia                          2.5%

                     Distribution                      57.7%
                     Copyright/Creativity              42.3%

COMMENTARY

Looking Forward Through a Rear View Mirror

      Is the stock market bottoming or has the retreat from equities just begun? Equity valuations pivot on the outlook for earnings and on the multiple accorded those earnings. The earnings picture has been muddied by global economic turmoil. However, we continue to believe that on a longer term secular basis, U.S. corporations should grow earnings at high single digit rates. In light of this favorable long term secular earnings forecast and the positive outlook for inflation and interest rates, we believe at current prices, most stocks are now quite reasonably valued. So, going forward, we believe the outlook for equity owners is favorable.

The Four M's

      In the third quarter of 1998, consumers and investors focused on the Four
M's:

      Market

      McGwire

      Monica

      Meriwether

M as in Market

      The sharp crack in U.S. equities during the third quarter raises several questions. Will the economy be impacted either through a reduction in consumer spending or a cutback in corporate expenditures? Since the U.S. economy has been the engine of global growth, will a slowdown accentuate a global spiral?

      We are concerned, but we see glimmers of relief from this conundrum through signs that the Japanese are finally addressing the issues in their economic system. Stimulation in Japan should buttress overall economic activity, particularly in Southeast Asia. The same applies to Euroland (the new name for the countries participating in European Monetary Union). Moreover, part of the global economic disequilibrium we have been experiencing stems from the strong dollar. With the dollar weakening against the mark and the yen, some global economic balance should be restored. We believe the average publicly traded security has discounted a modest profits recession in 1999.

McGwire

      Mark McGwire and Sammy Sosa's heroics put baseball back on the front pages. In places other than New York, Boston, Los Angeles and San Francisco, most people were more captivated by the historic home run record chase than what was occurring in the economy and the stock market. Will they continue to focus on the day-to-day elements that impact their lives and their own individual economic expectations? Job security, low inflation, low interest rates (resulting in much lower mortgage payments) and the prospects of reduced taxes should make most people feel relatively good.

Monica

      The histrionics associated with the President's current predicament have also taken center stage. Will the U.S. be in a position to provide moral leadership on such issues as nuclear armaments? (Most of us now understand Kashmir is not a sweater). Will President Clinton be able to energize the new Congress and focus on critical economic issues in a timely fashion? Will Robert Rubin and Alan Greenspan resign if Clinton is not in power?

      We have long maintained the view that a great democracy like ours has many flaws. But, the underpinnings of our system, being rooted in personal freedom and ownership of capital, will survive flaws and sometimes even flourish in the absence of credible leadership.

Meriwether

      We, like virtually everyone in the financial community, were surprised by the extent of leverage that an organization could accomplish and the extent of damage that leverage could have on the financial system. A shutdown in lending, so vital to both domestic and global growth, is occurring. We have a liquidity crisis, but one different than past "credit crunches." When asked how to become a millionaire, Warren Buffett quipped, "Start with $1 billion and buy an airline." We now offer our version, "Start with $1 billion and give it to a hedge fund manager who focuses on emerging market debt with leverage."

      While the first chapter is still being written on the Long Term Capital Management debacle, we will wait for the smoke to clear, the floor boards to be lifted and the foundation inspected before commenting further. However, we believe global cooperation will help curtail the damage.

Strategic Vision

      We believe companies directly involved in the telecommunications revolution (telecom service providers, cable television operators and communications equipment manufacturers) have good short and intermediate term growth prospects even in this uncertain global economic environment. Modern telecommunications systems are the most essential element for competing effectively on the global economic stage. Capital investment in these systems is not an option. It is a requirement for economic survival in the information age.

      More economically sensitive media businesses such as broadcasting, recorded music and publishing will have a more difficult time growing earnings over the short term if Asian economies continue to contract, Latin American economies prove vulnerable and U.S. and European economies slow. However, we believe we will continue to see consolidation in these media sectors as companies jockey for domestic and global market share.

      We are not macroeconomists nor market timers. We are stock pickers with a long term perspective. Consequently, we will continue to focus our attention on what we believe are the best companies with the best long term growth prospects across the media industry spectrum.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1998.

Cablevision Systems Corp. (CVC - $43.1875 - AMEX), based in Woodbury, NY, is one of the nation's leading telecommunications and entertainment companies, with operations including high speed multimedia delivery, subscription cable television services, professional sports teams and national cable television program networks. Cablevision serves over 3.3 million cable customers primarily in three core media markets: New York, Boston and Cleveland. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Cellular Communications International Inc. (CCIL - $54.25 - Nasdaq) owns and operates cellular telephone systems in various markets. The company's principal line of business consists of its participation in a joint venture that owns 70% of Omnitel Pronto Italia SpA. Omnitel was awarded one of two national cellular licenses for Italy in March 1994. Since its service launch in December 1995, Omnitel has achieved network coverage comparable to that of Telecom Italia Mobile, the incumbent competitor, and attracted 4.8 million subscribers. CCIL has a net ownership of 10.3% of Omnitel.

Comcast Corp. (CMCSA - $46.625 - Nasdaq) is principally engaged in the operation of hybrid fiber-coaxial broadband cable networks, cellular and personal communications systems and the provision of content. The company's consolidated domestic cable operations served approximately 4.4 million subscribers as of year end 1997. Satellite-delivered video service is provided through the company's equity interest in Primestar Partners. Comcast provides cellular telephone communications services in markets with a population ("Pops") of more than 8.2 million, including the Philadelphia metropolitan area. Personal communications services ("PCS") are provided through the company's investment in Sprint Spectrum Holdings Company. Content is provided through the company's majority-owned subsidiaries: QVC, an electronic retailer, and E! Entertainment Television, as well as other investments, including Comcast SportsNet, The Golf Channel, The Speedvision Network and The Outdoor Life Network. Through QVC, the company markets a wide variety of products and is available, on a full and part time basis, to over 68 million homes in the U.S., over 6.5 million homes in the U.K. and over 9.5 million homes in Germany.

MediaOne Group Inc. (UMG - $44.4375 - NYSE), formerly US West Media Group, has finalized its split from the parent company US West. UMG is involved in domestic and international cable and telephony and international wireless communications. It is the third largest broadband cable company in the U.S. with over 5 million subscribers and 8 million homes passed. Its Directory and Informational business has been transferred to US West. MediaOne's strong financial position should allow the company to be one of the leaders in the upgrading of cable infrastructures. The Group has a variety of investment interests including 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.

Tele-Communications Inc. (TCOMA - $39.125 - Nasdaq), one of the largest cable television operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International (TINTA - $20.75 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. AT&T (T - $58.4375 - NYSE) has agreed to acquire TCI, offering 0.7757 AT&T shares for each TCOMA share.

Tele-Communications Inc./Liberty Media Group (LBTYA - $36.6875 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. Liberty Media is to be merged into AT&T (T - $58.4375 - NYSE) as part of AT&T's acquisition of TCI. Thereafter, AT&T will issue a "tracking stock" on a one-to-one ratio.

TCI Ventures Group (TCIVA - $17.9375 - Nasdaq) is a portfolio of telecommunications investments essentially controlled by Dr. John Malone of Tele-Communications Inc. (TCOMA - $39.125 - Nasdaq). The company holds an 83% equity interest in Tele-Communications International (TINTA - $20.75 - Nasdaq) and has interests in telephony and programming businesses together with a 39% equity interest in United Video Satellite Group (UVSGA - $14.8125 - Nasdaq) and a 39% equity interest in @Home (ATHM - $47.875 - Nasdaq). The company is slated to be part of the transaction proposed by AT&T (T - $58.4375 - NYSE) to acquire all of the TCI group, whereupon TCIVA's shares will be converted into Liberty Media Group.

Telephone and Data Systems Inc. (TDS - $34.875 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.8 million customers in 35 states. The company was active in the PCS auctions and was the high bidder in markets with a combined population of 27 million. TDS owns 81.1% of United States Cellular Corp. (USM - $29.8125 - AMEX) and 82.4% of Aerial Communications (AERL - $3.6875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas encompassing approximately 27.6 million population equivalents. The transfer of substantially all of the assets of subsidiary American Paging to TSR Wireless Holdings has been completed.

USA Networks Inc. (USAI - $19.4375 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA - $57.50 - AMEX; VIA'B - $58.00 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Paramount Communications and Blockbuster Entertainment were acquired. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices. Ask our representatives about the advantage of converting to a Roth IRA before 1999.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      Unsettled stock markets create challenges and opportunities. The broad investment landscape has changed and the near term outlook for some sectors of the multimedia industry is clouded. However, we believe multimedia will continue to be one of the great long term growth industries. We will continue to do the research required to identify great media companies and maintain the discipline to buy these companies at the most opportunistic prices.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                        Sincerely,


                                        /s/ Marc J. Gabelli

                                        Marc J. Gabelli
                                        Portfolio Manager

October 30, 1998

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                                Top Ten Holdings
                               September 30, 1998

      Viacom Inc.                          USA Networks Inc.
      Cablevision Systems Corp.            Telephone and Data Systems Inc.
      TCI/Liberty Media Group              MediaOne Group Inc.
      TCI Ventures Group                   Comcast Corp.
      Tele-Communications Inc.             Cellular Communications Int'l.
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NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- September 30, 1998 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                               Value
    ------                                                               -----
               COMMON STOCKS - 85.1%

               Broadcasting - 5.9%
     55,000    Ackerley Group Inc. ...............................   $ 1,086,250
     15,000    Audiofina .........................................       630,618
    100,000    Flextech plc+ .....................................       972,908
        500    NRJ SA ............................................        81,180
    100,000    Paxson Communications Corp.+. .....................       918,750
                                                                     -----------
                                                                       3,689,706
                                                                     -----------
               Business Services - 3.5%
     10,000    Berlitz International Inc.+ .......................       263,750
     80,000    Cendant Corp.+ ....................................       930,000
      5,000    Vivendi ...........................................       995,575
                                                                     -----------
                                                                       2,189,325
                                                                     -----------
               Cable Distribution - 22.9%
    105,000    Cablevision Systems Corp., Cl. A+ .................     4,534,687
     30,000    Comcast Corp., Cl. A ..............................     1,398,750
     35,000    MediaOne Group Inc.+ ..............................     1,555,313
    180,000    TCI Ventures Group, Cl. A+ ........................     3,228,750
     60,000    Tele-Communications Inc., Cl. A+ ..................     2,347,500
     40,000    Tele-Communications
                 International Inc., Cl. A+ ......................       830,000
     50,000    United International Holdings Inc., Cl. A+ ........      484,375
                                                                     -----------
                                                                      14,379,375
                                                                     -----------
               Cable Programmers - 8.7%
      5,000    Canal Plus ........................................     1,214,138
    115,000    Tele-Communications Inc./
                 Liberty Media Group, Cl. A+ .....................     4,219,062
                                                                     -----------
                                                                       5,433,200
                                                                     -----------
               Computer Software and Services - 0.5%
     47,300    N2K Inc.+ .........................................       339,969
                                                                     -----------
               Consumer Products - 0.8%
        400    Compagnie Financiere Richemont AG .................       511,445
                                                                     -----------
               Entertainment - 3.6%
    115,000    USA Networks Inc.+ ................................     2,235,313
                                                                     -----------
               Entertainment Distribution - 1.2%
     20,000    GC Companies Inc.+ ................................       772,500
                                                                     -----------
               Global Entertainment - 11.8%
    106,000    EMI Group plc .....................................       655,247
     40,000    Seagram Co. Ltd. ..................................     1,147,500
     10,000    Time Warner Inc. .................................       875,625
     57,000    Viacom Inc., Cl. A+ ...............................     3,277,500
     25,000    Viacom Inc., Cl. B+ ...............................     1,450,000
                                                                     -----------
                                                                       7,405,872
                                                                     -----------
               Hotels and Gaming - 3.0%
     80,000    Aztar Corp.+ ......................................       310,000
     25,000    Gaylord Entertainment Co., Cl. A ..................       745,313
     50,000    Mirage Resorts Inc.+ ..............................       837,500
                                                                     -----------
                                                                       1,892,813
                                                                     -----------
               Publishing - 8.7%
     18,500    Arnoldo Mondadori Editore SpA .....................       214,842
     10,000    Dow Jones & Co. Inc. ..............................       465,000
     37,500    Independent Newspapers Ltd. .......................       132,544
     62,500    Independent Newspapers plc ........................       225,702
     20,000    New York Times Co., Cl. A .........................       550,000
     10,000    Pulitzer Publishing Co. ...........................       791,250
     40,000    Reader's Digest Association Inc., Cl. A ...........       765,000
     20,000    Scripps (E.W.) Co. ................................       869,999
     15,000    Times Mirror Co., Cl. A ...........................       796,875
     55,000    United News & Media plc ...........................       616,926
                                                                     -----------
                                                                       5,428,138
                                                                     -----------
               Satellite - 1.9%
     20,000    COMSAT Corp. ......................................       705,000
    170,000    TCI Satellite Entertainment Inc., Cl. A+ ..........       488,750
                                                                     -----------
                                                                       1,193,750
                                                                     -----------
               Telecommunications - 5.4%
    100,200    Citizens Utilities Co., Cl. B+ ....................       814,125
     75,000    Electric Lightwave Inc.+ ..........................       637,500
     30,000    Frontier Corp. ...................................       821,250
    100,000    Rogers Communications Inc., Cl. B+ ................       547,095
     51,000    Viatel Inc.+ ......................................       541,875
                                                                     -----------
                                                                       3,361,845
                                                                     -----------
               Wireless Communications - 7.2%
     20,000    AirTouch Communications Inc.+ .....................     1,140,000
     22,500    Cellular Communications
                 International Inc.+ .............................     1,220,625
     18,000    Centennial Cellular Corp., Cl. A+ .................       576,000
     45,000    Telephone and Data Systems Inc. ...................     1,569,375
                                                                     -----------
                                                                       4,506,000
                                                                     -----------
               TOTAL COMMON STOCKS ...............................    53,339,251
                                                                     -----------
               CONVERTIBLE PREFERRED STOCKS - 0.0%
               Publishing - 0.0%
        500    Golden Books Family Entertainment Inc.
                 8.75% Cv. Pfd.+ .................................         1,750
                                                                     -----------

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================
                                                                        Market
    Shares                                                               Value
    ------                                                               -----
               PREFERRED STOCKS - 2.4%

               Broadcasting - 0.6%
    300,000    Village Roadshow Ltd. Pfd. ........................   $   399,768
                                                                     -----------
               Publishing - 1.8%
     50,000    News Corp. Ltd., ADR Preference Shares ............     1,118,750
                                                                     -----------
               TOTAL PREFERRED STOCKS ............................     1,518,518
                                                                     -----------

   Principal
    Amount
    ------
               CONVERTIBLE CORPORATE BONDS - 0.4%

               Entertainment - 0.4%
$    50,000    Savoy Pictures Entertainment Inc.
                 Sub. Deb. Cv. 7.00%, 07/01/03 ...................        50,000
    200,000    Viacom Inc. Sub. Deb. Cv.
                 8.00%, 07/07/06 .................................       204,250
                                                                     -----------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS .................................       254,250
                                                                     -----------
               U.S. GOVERNMENT OBLIGATIONS - 10.7%
  6,748,000    U.S. Treasury Bills, 4.02% to 4.43%++,
                 due 11/05/98 to 12/24/98 ........................     6,699,705
                                                                     -----------
               TOTAL INVESTMENTS - 98.6%
                 (Cost $52,021,550) ..............................   $61,813,474
               Other Assets and Liabilities (Net) - 1.4% .........       887,534
                                                                     -----------
               NET ASSETS - 100.0%
                 (4,134,306 shares outstanding) ..................   $62,701,008
                                                                     ===========
               NET ASSET VALUE,
                 Offering and Redemption
                 Price Per Share .................................       $ 15.17
                                                                         =======

                                                                        Net
                                                   Settlement        Unrealized
                                                      Date          Appreciation
                                                      ----          ------------
               FORWARD FOREIGN EXCHANGE CONTRACTS
422,260 (a)    Deliver Swiss Francs
                 in exchange for
                 USD 305,032 .....................  10/01/98            $613

----------
(a)    Principal amount denoted in Swiss Francs.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                           Karl Otto Pohl
Chairman and Chief                              Former President
Investment Officer                              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                             Werner J. Roeder, MD
Former Senior Vice President                    Director of Surgery
Dollar Dry Dock Savings Bank                    Lawrence Hospital

Anthony J. Colavita                             Anthonie C. van Ekris
Attorney-at-Law                                 Managing Director
Anthony J. Colavita, P.C.                       BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                           Marc J. Gabelli
President and Chief                             Portfolio Manager
Investment Officer

Bruce N. Alpert                                 James E. McKee
Vice President and Treasurer                    Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------